UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 18, 2004
                Date of Report (Date of Earliest Event Reported):

                                  ABAXIS, Inc.
             (Exact name of registrant as specified in its charter)

          California                   000-19720                 77-0213001
(State or other Jurisdiction          (Commission             (I.R.S. Employer)
      of Incorporation)               File Number)           Identification No.)

                                3240 Whipple Road
                              Union City, CA 94587
          (Address of principal executive offices, including zip code)

                                 (510) 675-6500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

            The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

            On October 18, 2004, Abaxis, Inc., announced its financial results for the fiscal quarter ended September 30, 2004 and certain other information. A copy of Abaxis' press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

      The following exhibit is furnished with this report on Form 8-K:

      Exhibit No.       Description
      -----------       -----------

      99.1 Press release dated October 18, 2004 (furnished pursuant to Item 2.02).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2004

                                                Abaxis, Inc.

                                                By: /s/ Alberto Santa Ines
                                                    ---------------------------
                                                    Alberto Santa Ines
                                                    Vice President, Finance and
                                                    Chief Financial Officer


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

                                  Abaxis, Inc.

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------


99.1              Press release dated October 18, 2004.


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